SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

WELLS FARGO ADVANTAGE INCOME FUNDS

WELLS FARGO INTERNATIONAL EQUITY FUNDS

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS

WELLS FARGO ADVANTAGE SMALL CAP STOCK FUNDS

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

WELLS FARGO ADVANTAGE SPECIALTY FUNDS

(Each, a “Fund” and together, the “Funds”)

The Funds’ prospectuses offering Class A, Class B and Class C shares are amended to include the following changes, effective as of the dates indicated below.

I.             Exclusion of Systematic Transactions from Certain Waivers (Effective May 1, 2012)

The following sentence is added to the end of the 3rd bullet under the section “Reductions and Waivers of Sales Charges – Class A Shares Sales Charge Reductions and Waivers”:

Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from this provision.

II.            Commission Waivers for Certain Share Purchases (Effective May 1, 2012)

                In the section entitled “A Choice of Share Classes – Class A Sales Charge Schedule,” the phrase “…unless the dealer of record waived its commission” is deleted from the footnote to the table.

In the section “Reductions and Waivers of Sales Charges – CDSC Waivers,” the last two bullet points are removed and replaced with the following:

We waive the Class C shares CDSC for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

III.          Modification of NAV Privilege for Certain Former Evergreen Shareholders. (Effective July 31, 2012)

The privilege granted to former Evergreen shareholders of Class IS and Class R shares allowing them to purchase Class A shares of a Wells Fargo Advantage Fund at net asset value is modified so that it is now available solely to those shareholders whose shares are held directly with a Fund on or after July 31, 2012. Accordingly, the first two bullet points under “Class A Shares Sales Charge Waivers for Certain Parties” are replaced with the following:

Former Evergreen Class IS shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at NAV, so long as such shares are held directly with the Fund on or after July 31, 2012.

Former Evergreen Class R shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Advantage Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at NAV, so long as such shares are held directly with the Fund on or after July 31, 2012.

February 13, 2012                                                                                                                                               EGR022/P901SP